Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-J

KEY PERFORMANCE FACTORS
January 31, 2000



Expected B Maturity 09/15/2009


Blended Coupon 7.0937%


Excess Protection Level
3 Month Average   5.04%
January, 2000   5.09%
December, 1999   4.51%
November, 1999   5.51%


Cash Yield17.74%


Investor Charge Offs 4.73%


Base Rate 7.92%


Over 30 Day Delinquency 5.03%


Seller's Interest 9.78%


Total Payment Rate14.21%


Total Principal Balance$49,077,414,912.07


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$4,800,914,393.58